UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 St. Stephen’s Green, Dublin, D02 E2X4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee of our Board of Directors previously approved the amendment and restatement of our Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”), subject to shareholder approval, to, among other things, increase the aggregate number of our ordinary shares authorized for issuance under the 2020 Plan by 4,800,000 shares (the “Amended 2020 Plan”). On April 28, 2022, our shareholders approved the Amended 2020 Plan.

A complete copy of the Amended 2020 Plan is filed herewith as Exhibit 99.1. The above summary of the Amended 2020 Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of shareholders at our 2022 Annual General Meeting of Shareholders held on April 28, 2022.

Proposal 1 — Election of directors.

The following directors were elected to serve for three-year terms until the 2025 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified.

Director Elected	For	Against	Abstain	Broker Non-Votes
Michael Grey	133,104,780	55,303,847	58,239	7,998,580
Jeff Himawan, Ph.D.	183,759,968	4,633,555	73,343	7,998,580
Susan Mahony, Ph.D.	184,749,569	3,646,326	70,971	7,998,580

Proposal 2 — Approval of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and the authorization of the Audit Committee of our Board of Directors to determine the auditors’ remuneration.

For	Against	Abstain	Broker Non-Votes
193,700,761	2,717,730	46,955	0

Proposal 3 — Approval, on an advisory basis, of the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
170,922,400	16,051,800	1,492,666	7,998,580

Proposal 4 — Authorization for us and/or any of our subsidiaries to make market purchases or overseas market purchases of our ordinary shares.

For	Against	Abstain	Broker Non-Votes
188,194,146	240,687	32,033	7,998,580

Proposal 5 — Approval of our Amended 2020 Plan.

For	Against	Abstain	Broker Non-Votes
173,858,804	14,539,750	68,312	7,998,580

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Horizon Therapeutics Public Limited Company Amended and Restated 2020 Equity Incentive Plan, 2020 Restricted Stock Unit Award Sub-Plan and Form of Option Agreement, Form of Stock Option Grant Notice, Forms of Restricted Stock Unit Agreement and Forms of Restricted Stock Unit Grant Notice thereunder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2022	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President and Chief Financial Officer